Notes Payable	12 Months Ended
Dec. 31, 2021
Notes Payable [Abstract] [Standard Label]
NOTES PAYABLE

NOTE 10 – NOTES PAYABLE

As part of the merger, the Company assumed the following two notes payable:

February 21, 2020 Note

On February 21, 2020, a third party loaned the Company $20,000, evidenced by a non-convertible promissory note (the “February Note”). The February Note bears interest at a fixed rate of 12% per annum, computed based on a 360-day year of twelve 30-day months, which interest will be payable quarterly until the maturity date. The principal outstanding and any accrued and unpaid interest due under the February Note were due on February 22, 2022. The Company recorded $3,593 of accrued interest and has a total outstanding principal balance of $20,000 as of December 31, 2021. The February note and accrued interest was repaid on February 22, 2022.

December 28, 2020 Note

On December 28, 2020, the Company entered into a Securities Purchase Agreement (the “December Purchase Agreement”) dated as of December 28, 2020 (the “December 28 Issuance Date”) and issued and sold to an investor a Promissory Note (the “December 28 Note”) in the aggregate principal amount of $300,000. Pursuant to the December Purchase Agreement, in connection with the issuance of the December 28 Note, the Company issued two common stock purchase warrants (separately, “Warrant A” and “Warrant B”, and together, the “December Warrants”) to the investor, allowing the investor to purchase an aggregate of 500,000 shares of the Company’s common stock, with Warrant A being a commitment fee of 250,000 shares of common stock, and Warrant B being fully earned upon issuance as an additional commitment fee of 250,000 shares of common stock, provided that Warrant B is returnable to the Company upon the repayment of the December 28 Note, as an additional incentive for the repayment of the December 28 Note.

The net amount received by the Company during the year ended December 31, 2020 was approximately $265,000 after payment of certain fees to the investor or on behalf of the investor. The December 28 Note bears interest commencing on the December 28 Issuance Date at a fixed rate of 12% per annum on any unpaid principal balance, and will be payable, along with the principal amount, on December 28, 2021. At issuance, the Company recorded debt discount of $300,000 related to the December 28 Note. Amortization of the debt discount is recorded as interest expense and a total of $73,151 was amortized during the year ended December 31, 2021.

The initial maturity date for the December 28 Note was December 28, 2021. On December 28, 2021, the Company signed an allonge with the investor amending the note. The terms of the amended note provided for two equal payments of $184,800, due on February 28, 2022 and March 31, 2022.

The December 28 Note contains customary events of default which entitle the investor, among other things, to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest on, the December 28 Note. Upon an event of default, interest shall accrue at a default interest rate of 24% per annum or, if such rate is usurious or not permitted by current law, then at the highest rate of interest permitted by law. The December 28 Note further contains monetary penalties in the event of certain events of default or breaches.

The December Warrants each have an exercise price of $1.20, subject to customary adjustments, and may be exercised at any time until the three-year anniversary of the December Warrants; provided, however, in the event the Company repays the December 28 Note in its entirety on or prior to the maturity date of the December 28 Note, Warrant B shall automatically expire and may only be exercised in the event it does not so automatically expire. The December Warrants include a cashless exercise provision as set forth therein.

Notes payable as of December 31, 2020 amounted to $650,000 and are described in Note 11 below. They were converted into convertible notes payable at the merger on October 1, 2021.